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                                                              EXHIBIT (10)(h.1)



                        FIRST AMENDMENT TO LOAN AGREEMENT


       THIS FIRST AMENDMENT TO LOAN AGREEMENT dated as of the 30th day of June, 1997 (the "Amendment") by and among IRT PROPERTY COMPANY, a Georgia corporation (the "Borrower"), NATIONSBANK, N.A. (formerly NationsBank of Georgia, N.A. and NationsBank, N.A. (South)), CORESTATES BANK, N.A., AMSOUTH BANK OF ALABAMA, SIGNET BANK\VIRGINIA and SOUTHTRUST BANK, NATIONAL ASSOCIATION, as banks (collectively, and with any financial institution which subsequently becomes a 'Bank' under the Loan Agreement, as such term is defined therein, the "Banks"); and NATIONSBANK, N.A. (formerly NationsBank of Georgia, N.A. and NationsBank, N.A. (South)), as administrative agent for the Banks (the "Administrative Agent"),

                                   WITNESSETH:

       WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain Loan Agreement dated as of December 15, 1995 (as heretofore and hereafter amended, the "Loan Agreement"); and

       WHEREAS, the Borrower, the Banks and the Administrative Agent have agreed to amend the Loan Agreement as set forth herein;

       NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

       1.     Amendments to Article 1.

              (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the definitions of "Available Commitment," "LIBOR," "LIBOR Advance," "Majority Banks," and "Obligations" in their entireties and by substituting the following definitions in lieu thereof:

              "'Available Commitment' shall mean, as of any particular time, (a) the lesser of (i) the Commitment and (ii) the Availability Restriction minus (b) the sum of (i) the Loans then outstanding and (ii) the Swing Line Loans then outstanding; provided, however, that the Available Commitment may not at any time exceed the Availability Restriction."

              "'LIBOR' shall mean, for any Interest Period, the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If


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       for any reason such rate is not available, the term LIBOR shall mean, for any LIBOR Advance for any Interest Period therefor, the rate per annum appearing on the Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on the Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates."

              "'LIBOR Advance' shall mean an Advance which the Borrower requests to be made as a LIBOR Advance or which is deemed to be a LIBOR Advance in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000 and in an integral multiple of $1,000,000."

              "'Majority Banks' shall mean, at any time, Banks the total of whose Commitment Ratios exceeds sixty-six and two-thirds percent (66-2/3%) of the Commitment Ratios of all Banks entitled to vote with respect thereto."

              "'Obligations' shall mean (a) all payment and performance obligations of the Borrower and all other obligors to the Banks, the Swing Line Lender and the Administrative Agent under this Agreement and the other Loan Documents, as they may be amended from time to time, or as a result of making the Loans and the Swing Line Loans, and (b) the obligation to pay an amount equal to the amount of any and all damages which the Banks, the Swing Line Lender and the Administrative Agent, or any of them, may suffer by reason of a breach by either the Borrower or any obligor of any obligation, covenant or undertaking with respect to this Agreement or any other Loan Document."

              (b) Article 1 of the Loan Agreement, Definitions, is hereby further amended by amending the definitions of "Administrative Agent," "Loan Documents," "Prime Rate Advance" and "Request for Advance" and as follows:

                     (i) The definition of "Administrative Agent" is hereby amended by adding thereto the phrase "and the Swing Line Lender" before the period at the end of the definition.

                     (ii) The definition of "Loan Documents" is hereby amended by adding thereto the phrase ", Swing Line Note" immediately after the phrase "the Notes."

                     (iii) The definition of "Prime Rate Advance" is hereby amended by adding thereto the following sentence at the end of the definition:

              "Prime Rate Advances may be in any amount designated by the Borrower, provided that such amount is a whole dollar amount."



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                     (iv)   The definition of "Request for Advance" is hereby
       amended (A) by adding thereto the phrase "and the Swing Line Loans outstanding" immediately after the phrase therein "the Loans outstanding" in the first sentence of the definition; (B) by deleting the "and" before subsection (f) thereof; and (C) by adding the following subsection (g) before the period at the end of the definition:

              "and (g) certify that the aggregate amount of the Swing Line Loans and the Loans, together with the requested Advance (or Swing Line Advance), does not exceed the Available Commitment."

              (c) Article 1 of the Loan Agreement, Definitions, is hereby further amended by adding thereto the following definitions of "Available Swing Line Commitment," "Bank Loans Outstanding," "Lender's Available Commitment," "Request for Swing Line Advance," "Swing Line Advance," "Swing Line Commitment," "Swing Line Lender," "Swing Line Loans" and "Swing Line Note" in their appropriate alphabetic order:

              "'Available Swing Line Commitment' shall mean, as of any particular time, the lesser of (i) the Swing Line Commitment minus Swing Line Advances then outstanding, (ii) (A) the Lender's Available Commitment of the Swing Line Lender minus (B) the sum of the Bank Loans Outstanding of the Swing Line Lender and the aggregate principal amount of all Swing Line Loans then outstanding, (iii) the Availability Restriction and (iv) the Available Commitment."

              "'Bank Loans Outstanding' shall mean, as of any particular time, with respect to any Bank hereunder, the aggregate amount of the Loans (exclusive of Swing Line Loans) then outstanding made by such Bank to the Borrower."

              "'Lender's Available Commitment' shall mean, as of any particular time, for any Bank, such Bank's portion of the lesser of (i) the Availability Restriction and (ii) the Commitment on such date (based on such Bank's Commitment Ratio)."

              "'Request for Swing Line Advance' shall mean any certificate signed by an Authorized Signatory of the Borrower requesting a Swing Line Advance hereunder which will increase the aggregate amount of the Swing Line Loans outstanding, which certificate shall be denominated a "Request for Swing Line Advance," and shall be in substantially the form of Exhibit B-2 attached hereto. Each Request for Swing Line Advance shall, among other things, (a) specify the date of the Swing Line Advance, which shall be a Business Day, (b) specify the amount of the Swing Line Advance and certify that the use of the proceeds thereof will be in compliance with the terms of the Loan Agreement, (c) state that there shall not exist, on the date of the requested Swing Line Advance and after giving effect thereto, a Default or an Event of Default, (d) state that all conditions precedent to the making of the Swing Line Advance have been satisfied and (e) certify that the aggregate amount of the Swing Line Loans and the Loans, together with the amount of the Swing Line Advance, does not exceed the Available Commitment and the Available Swing Line Commitment."


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              "'Swing Line Advance' or 'Swing Line Advances' shall mean amounts advanced by the Swing Line Lender to the Borrower pursuant to Section
       2.15 hereof on the occasion of any borrowing. Swing Line Advances may be in any amount designated by the Borrower, provided that such amount is a whole dollar amount.

              "'Swing Line Commitment' shall mean the obligation of the Swing Line Lender to advance funds in the aggregate sum of up to $5,000,000 to the Borrower pursuant to the terms hereof."

              "'Swing Line Lender' shall mean NationsBank, N.A."

              "'Swing Line Loans' shall mean the aggregate principal amount of all Swing Line Advances."

              "'Swing Line Note' shall mean that certain promissory note in the principal amount of $5,000,000 issued by the Borrower to the Swing Line Lender, substantially in the form of Exhibit E attached hereto, any other swing line note issued pursuant to this Agreement in respect of the Swing Line Commitment, and any extensions, renewals or amendments to any of the foregoing."

       2.     Amendments to Article 2.

              (a) Section 2.1 of the Loan Agreement, The Loans, is hereby amended by deleting such Section in its entirety and by substituting the following new Section 2.1 in lieu thereof:

       "Section 2.1 The Loans.

              "(a)   Loans by the Banks. Subject to the terms and conditions of this Agreement, the Banks agree, severally in accordance with their Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrower, prior to the Maturity Date, amounts which in the aggregate at any one time outstanding do not exceed the Available Commitment.

              "(b)   Swing Line Loans by the Swing Line Lender. Subject to the
       terms and conditions of this Agreement, the Swing Line Lender agrees upon the terms and subject to the conditions of this Agreement to lend and relend to the Borrower, prior to the Maturity Date, Swing Line Advances which in the aggregate at any one time outstanding do not exceed the Available Swing Line Commitment."

              (b) Section 2.4(b) of the Loan Agreement, Utilization Fee, is hereby amended by deleting the existing subsection in its entirety and by substituting the following in lieu thereof:



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              "(b)   Utilization Fee. The Borrower agrees to pay to the
       Administrative Agent for the benefit of the Banks, in accordance with their respective Commitment Ratios, a utilization fee on the average unborrowed amount which is (i) the lesser of (A) the Commitment and (B) the Availability Restriction minus (ii) the Loans and the Swing Line Loans then outstanding for each day from the Agreement Date through the Maturity Date, at a rate of one-quarter of one percent (.25%) per annum. Such utilization fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the first day of each calendar quarter, commencing on July 1, 1997 (for the period from and including April 1, 1997 through June 30,
       1997), and if then unpaid, on the Maturity Date, and shall be fully earned when due and nonrefundable when paid."

              (c) Section 2.4(d) of the Loan Agreement, Late Payment Charge, is hereby amended by adding thereto the phrase "or the Swing Line Lender, as the case may be," immediately after the phrase "for the ratable benefit of the Banks."

              (d) Section 2.7(a) of the Loan Agreement, Loans Exceeding Commitment, is hereby amended by deleting the existing Section 2.7(a) in its entirety and by substituting the following in lieu thereof:

              "(a)   Loans Exceeding Commitment. If, at any time, the aggregate amount of the Loans and the Swing Line Loans then outstanding shall exceed the lesser of (i) the Commitment and (ii) the Availability Restriction, the Borrower shall make a repayment of the principal amount of the Loans and the Swing Line Loans in an amount equal to such excess (which payment shall be applied first to the Swing Line Loans then outstanding). If, at any time, the aggregate amount of the Swing Line Loans then outstanding shall exceed the lesser of (x) the Swing Line Commitment and (y) the Lender's Available Commitment for the Swing Line Lender minus the Bank Loans Outstanding for the Swing Line Lender, the Borrower shall make a repayment of the principal amount of the Swing Line Loans in an amount equal to such excess (which repayment may, in accordance with the terms hereof, be by way of an Advance in accordance with Section 2.15 hereof)."

              (e) Section 2.10 of the Loan Agreement, Application of Payments, is hereby amended by deleting such Section in its entirety and by substituting the following in lieu thereof:

              "Section 2.10 Application of Payments. Payments made to the Administrative Agent, the Swing Line Lender or the Banks, or any of them, or otherwise received by the Administrative Agent, the Swing Line Lender or the Banks, or any of them (from realization on collateral for the Obligations or otherwise), shall be distributed (subject to Section 2.2(e) hereof) as follows: First, to the costs and expenses, if any, incurred by the Administrative Agent, the Swing Line Lender or the Banks, or any of them, to the extent permitted by Section 11.2 hereof in the collection of such amounts under this Agreement or any of the other Loan Documents, including, without limitation, any


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         reasonable costs incurred in connection with the sale or disposition of any collateral for the Obligations; Second, pro rata among the Administrative Agent, the Swing Line Lender and the Banks based on the total amount of fees then due and payable hereunder or under any other Loan Document and to any other fees and commissions then due and payable by the Borrower to the Banks, the Swing Line Lender and the Administrative Agent under this Agreement or any Loan Document; Third, to any unpaid interest of the Borrower which may have accrued (i) first on the Swing Line Loans and (ii) thereafter on the Loans, pro rata among the Banks based on the outstanding principal amount of the Loans of the Borrower outstanding immediately prior to such payment; Fourth, to the Swing Line Lender, to any unpaid principal of the Swing Line Loans then outstanding; Fifth, pro rata among the Banks based on the outstanding principal amount of the Loans of the Borrower outstanding immediately prior to such payment, to any unpaid principal of the Loans; Sixth, to any other Obligations not otherwise referred to in this Section 2.10 until all such Obligations are paid in full; Seventh, to damages incurred by the Administrative Agent, the Swing Line Lender or the Banks, or any of them, by reason of any breach hereof or of any other Loan Documents; and Eighth, upon satisfaction in full of all Obligations, to the Borrower or as otherwise required by law. If any Bank shall obtain any payment (whether involuntary or otherwise) on account of the Loans made by it in excess of its ratable share of the Loans then outstanding and such Bank's share of any expenses, fees and other items due and payable to it hereunder, such Bank shall forthwith purchase a participation in the Loans from the other Banks as shall be necessary to cause such purchasing Bank to share the excess payment ratably based on the Commitment Ratios with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing
         Bank the purchase price to the extent of such recovery. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation so long as the Borrower's Obligations are not increased. If the Swing Line Lender shall obtain any payment (whether involuntary or otherwise) on account of the Swing Line Loans made by it in excess of the Swing Line Loans then outstanding and the Swing Line Lender's share of any expenses, fees and other items due and payable to it hereunder, the Swing Line Lender shall forthwith return such excess payment to the Administrative Agent for distribution among the Banks based on the provisions of this Section."

              (f) Section 2.12 of the Loan Agreement, Capital Adequacy, is hereby amended by deleting such Section in its entirety and by substituting the following in lieu thereof:

              "Section 2.12 Capital Adequacy. If after the date hereof, any Bank or the Swing Line Lender shall have determined that the adoption of any Applicable Law regulating United States banks and regarding the capital adequacy of banks or bank


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       holding companies, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency of the U.S. charged with the interpretation or administration thereof, or compliance by the Bank or the Swing Line Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has the effect of reducing the rate of return on such Bank's or the Swing Line Lender's capital as a consequence of its obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Swing Line Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Bank's or the Swing Line Lender's capital was fully utilized prior to such adoption, change or compliance) by a material amount, then, upon the earlier of demand by such Bank or the Swing Line Lender or the Maturity Date, the Borrower agrees to pay immediately to such Bank or the Swing Line Lender, as the case may be, such additional amounts as shall be sufficient to compensate such Bank or the Swing Line Lender for such reduced return beginning as of the date of written notice to the Borrower described above, together with interest on such amount from the fourth (4th) day after the date of demand or the Maturity Date, as applicable, until payment in full thereof at the Default Rate. A certificate of such Bank or the Swing Line Lender, as the case may be, setting forth the amount to be paid to such Bank or the Swing Line Lender by the Borrower as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive. Each Bank and the Swing Line Lender agree that if any amount or any portion of any amount described in this Section is subsequently recovered by such Bank or the Swing Line Lender, such Bank and the Swing Line Lender, as the case may be, shall promptly reimburse the Borrower to the extent of the amount so recovered. A certificate of such Bank or the Swing Line Lender, as the case may be, setting forth the amount of such recovery and the basis therefor shall be provided to the Borrower."

              (g) Section 2.14 of the Loan Agreement, Extension of the Maturity Date, is hereby amended by deleting such Section in its entirety and by substituting the following in lieu thereof:

              "Section 2.14 Extension of the Maturity Date. Not later than June 30th of each year commencing June 30, 1997, the Borrower may request that the Administrative Agent, the Swing Line Lender and the Banks extend the Maturity Date for an additional twelve (12) month period beyond the existing Maturity Date. Any decision to extend the Maturity Date shall be in the sole and absolute discretion of the Administrative Agent, the Swing Line Lender and the Banks and shall be evidenced in a writing executed by each of them, as appropriate. The failure of any such Person to respond to a request for such extension within sixty (60) days of such request shall be presumed to be a decision not to so extend the Maturity Date. Upon any agreement by the Administrative Agent and all of the Banks to extend the Maturity Date as described in this Section with respect to the Loans, the term "Maturity Date" set forth in Article 1 hereof shall thereafter be the anniversary of the Maturity Date previously in effect


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       hereunder (or such earlier date as payment of the Loans shall be due, whether by acceleration or otherwise). Any such extension granted hereunder with respect to the Loans shall be conditioned upon the receipt by the Banks of the Extension Fee referenced in Section 2.4(c) hereof. Extension of the Maturity Date with respect to the Swing Line Loans shall be at the sole and absolute discretion of the Swing Line Lender and shall be evidenced in a writing as described above in this Section 2.14."

              (h) Article 2 of the Loan Agreement, Loans, is hereby amended by adding thereto the following new Section 2.15, Swing Line Loans:

              "Section 2.15 Swing Line Loans.

                     "(a)   Swing Line Advances. The Borrower, prior to 12:00
       p.m. (noon) (Eastern time) on the Business Day of funding any Swing Line Advance, shall give to the Swing Line Lender an irrevocable written notice in the form of a Request for Swing Line Advance, or notice by telecopy followed immediately by a Request for Swing Line Advance; provided, however, that the failure by the Borrower to confirm any notice by telecopy with a Request for Swing Line Advance shall not invalidate any notice so given; provided further that in no case will the Swing Line Lender be required to fund such Request for Swing Line Advance under the Swing Line Commitment if such funding would increase the aggregate Swing Line Loans to an amount in excess of the Available Swing Line Commitment or if aggregate amounts of all Loans and Swing Line Loans outstanding exceed the lesser of the Commitment or the Availability Restriction.

                     "(b)   Prepayment and Repayment.

                     "(i)   Upon irrevocable prior written notice delivered to
              the Swing Line Lender prior to 12:00 p.m. (noon) (Eastern time) on the day of payment under this Section, the Borrower may repay a Swing Line Advance. In addition, upon demand of the Swing Line Lender, if such demand is delivered prior to 11:00 a.m. (Eastern time) on a Business Day, the Borrower shall on the following Business Day make a repayment of the Swing Line Loans then outstanding in the amount so requested by the Swing Line Lender; provided, however, that if such demand is delivered to the Borrower at or after 11:00 a.m. (Eastern time) on a Business Day, the Borrower shall on the second Business Day following receipt of such demand make such repayment. In order to facilitate repayment of the Swing Line Loans, the Borrower hereby irrevocably requests the Banks, and the Banks hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article 2 hereof with respect to the amounts of, the time of requests for, and the repayment of Advances hereunder and in Article 3 hereof with respect to conditions precedent to Advances hereunder), with respect to Swing Line Loans outstanding, upon request of the Swing Line Lender or the Borrower (including without limitation after any Default or Event of Default, but prior to the occurrence of an event


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              described in clauses (g) or (h) of Section 8.1 hereof), to make an
              Advance to the Borrower in the amount of such outstandings, and to pay the proceeds of such Advance directly to the Administrative Agent to reimburse the Swing Line Lender for the amount of the Swing Line Loans then outstanding. Each Bank shall pay its share of such Advance by paying its portion of such Advance to the Administrative Agent in accordance with Section 2.2(e) hereof and its Commitment Ratio, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default or Event of Default (other than with respect to an event described in clauses (g) or (h) of Section 8.1 hereof) then exists or would be caused thereby. If at any time that the Swing Line Loans are outstanding, any of the events described in clauses
              (g) or (h) of Section 8.1 hereof shall have occurred and be continuing, then each Bank shall, automatically upon the occurrence of any such event and without any action on the part of the Swing Line Lender, the Borrower, the Administrative Agent or the Banks, be deemed to have purchased an undivided participation in the then outstanding principal amount of the Swing Line Loans then outstanding in an amount equal to such Bank's Commitment Ratio, and each Bank shall, notwithstanding such Event of Default, immediately pay to the Administrative Agent for the account of the Swing Line Lender, in immediately available funds, the amount of such Bank's participation (and the Swing Line Lender shall deliver to such Bank a written confirmation of such loan participation dated the date of the occurrence of such event and in the amount of such Bank's Commitment Ratio).

                     "(ii)  If any payment under this Agreement or the Swing
              Line Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

                     "(iii) The Borrower agrees to pay principal, interest,
              fees, and all other amounts due hereunder or under the Swing Line Note without set-off or counterclaim or any deduction whatsoever.

                     "(iv)  If the Borrower is required by Applicable Law to
              deduct any taxes from or in respect of any sum payable to the Swing Line Lender hereunder, under the Swing Line Note or under any other Loan Document: (i) the sum payable hereunder or thereunder, as applicable, shall be increased to the extent necessary to provide that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15(e)), the Swing Line Lender receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions from such sums payable hereunder or thereunder, as applicable, and pay the amount so deducted to the relevant taxing authority as required by Applicable Law; and (iii) the Borrower shall provide the Swing Line Lender with evidence satisfactory to the Swing Line Lender that such deducted amounts have been paid to the relevant taxing authority. Before making any such deductions, the Swing Line Lender shall designate a different lending office and shall take such alternative courses of action if such designation or alternative courses of action will avoid the need for such deductions and will not in the good faith judgment of the Swing Line Lender be otherwise disadvantageous to the Swing Line Lender.

              "(c)   Interest and Payments on Swing Line Advances. Interest on
       each Swing Line Advance shall be computed in the same manner and shall be payable on the same terms as interest on each Prime Rate Advance; provided, however, that Swing Line Advances may be repaid without notice (and payments received after 12:00 noon eastern time will be deemed received on the next Business Day).

              "(d)   Amendment to Section 2.15. Notwithstanding anything to the contrary contained herein, the parties hereto hereby agree that the provisions of this Section 2.15 may be modified or waived only by a writing signed by the Borrower, the Administrative Agent and the Swing Line Lender and that the terms "Swing Line Commitment" and "Available Swing Line Commitment" may only be modified or amended by a writing signed by the Borrower, the Swing Line Lender and the Majority Banks."

       3. Amendments to Section 3.2. Section 3.2 of the Loan Agreement, Conditions Precedent to Each Advance, is hereby amended by deleting such Section in its entirety and by substituting the following in lieu thereof:

              "Section 3.2 Conditions Precedent to Each Advance. The obligation of each Bank to make each Advance, including the initial Advance hereunder, and the Swing Line Lender to make a Swing Line Advance is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance or Swing Line
       Advance:

                     "(a)   All of the representations and warranties of the
       Borrower under this Agreement, which, in accordance with Section 4.2 hereof, are made at and as of the time of the Advance or Swing Line Advance, as the case may be, shall be true and correct in all material respects at such time, both before and after giving effect to the application of the proceeds of the Advance or the Swing Line Advance;

                     "(b)   The incumbency of the Authorized Signatories shall
       be as stated in the applicable certificate of incumbency contained in the certificate of the Borrower delivered pursuant to Section 3.1(a) hereof or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent and the Banks and, in the case of a Swing Line Advance, to the Swing Line Lender;

                     "(c)   There shall not exist, on the date of the making of
       the Advance or the Swing Line Advance, as the case may be, and after giving effect thereto, a Default or an Event of Default hereunder, and the Administrative Agent shall have received a Request for Advance so certifying; and

                     "(d)   The Administrative Agent shall have received all
       such other certificates, reports, statements, opinions of counsel or other documents as they may reasonably request."

       4.     Amendments to Article 5.

              (a) Section 5.9 of the Loan Agreement, Use of Proceeds, is hereby amended by deleting such existing Section in its entirety and by substituting the following in lieu thereof:

              "Section 5.9 Use of Proceeds. The Borrower will use the proceeds of the Loans and the Swing Line Loans solely for (a) property acquisitions, (b) rehabilitation of existing retail centers and (c) general business purposes; provided, however, that no Loans or Swing Line Loans in excess of twenty percent (20%) of the Commitment may be used for new property development (whether through joint ventures or self-developed)."

              (b) Section 5.11 of the Loan Agreement, Indemnity, is hereby amended by deleting such existing Section in its entirety and by substituting the following in lieu thereof:

              "Section 5.11 Indemnity. The Borrower will indemnify and hold harmless each Bank, the Swing Line Lender and the Administrative Agent, and each of their respective employees, representatives, officers and directors from and against any and all claims, liabilities, losses, damages, actions, attorneys' fees and demands by any party, (a) resulting from any breach by the Borrower of any representation or warranty made hereunder, or (b) arising out of (i) the Commitment and the Swing Line Commitment or the making or administration of the Loans and the Swing Line Loans, or (ii) allegations of any participation by the Banks, the Swing Line Lender or the Administrative Agent, or any of them, in the affairs of the Borrower or allegations that the Banks, the Swing Line Lender or the Administrative Agent, or any of them, has any joint liability of the Borrower for any reason whatsoever; unless, in any case referred to above, the Person seeking indemnification hereunder is determined in such case to have acted or failed to act with gross negligence or willful misconduct by a non-appealable judicial order. The provisions of this Section shall survive the termination of this Agreement."

       5. Amendment to Article 7. Section 7.11 of the Loan Agreement, Collateral Value, is hereby amended by deleting such Section in its entirety and by substituting the following in lieu thereof:

              "Section 7.11 Collateral Value. The Borrower will not at any time permit the aggregate amount of the outstanding Loans and the Swing Line Loans to exceed sixty- five percent (65%) of the Value of Negative Pledge Property."

       6.     Amendments to Article 8.

              (a) Subsection 8.1(b) of the Loan Agreement is hereby amended by deleting such existing subsection in its entirety and by substituting the following in lieu thereof:

                     "(b)   The Borrower shall default in the payment of any
       principal, interest or fees payable hereunder, under the Notes or under the Swing Line Note, or any of them, or under the other Loan Documents and such default shall continue for a period of ten (10) days;"

              (b) Section 8.2(a) of the Loan Agreement is hereby amended by deleting such existing subsection in its entirety and by substituting the following in lieu thereof:

                     "(a)   With the exception of an Event of Default, specified
       in Sections 8.1(g) or (h), the Administrative Agent shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower
       (i) declare the Notes and the Swing Line Note, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes and the Swing Line Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and/or (ii) terminate the Commitment and the Swing Line Commitment."

              (c) Section 8.2(b) of the Loan Agreement is hereby amended by deleting such existing subsection in its entirety and by substituting the following in lieu thereof:

                     "(b)   Upon the occurrence of an Event of Default under
       Sections 8.1(g) and (h) hereof, the Commitment and the Swing Line Commitment shall automatically terminate and such principal, interest (including without limitation, interest which would have accrued but for the commencement of a case or proceeding under the federal bankruptcy laws) and other amounts payable under this Agreement, the Notes or the Swing Line Note shall thereupon and concurrently therewith become due and payable, all without any action by the Administrative Agent, or the Banks or the holders of the Notes and Swing Line Note, and all without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement, in the Notes or in the Swing Line Note to the contrary notwithstanding."

              (d) Section 8.2(d) of the Loan Agreement is hereby amended by deleting such existing subsection in its entirety and by substituting the following in lieu thereof:

                     "(d)   The rights and remedies of the Administrative Agent,
       the Banks and the Swing Line Lender hereunder shall be cumulative, and not exclusive."

       7.     Amendments to Article 11.

              (a) Subsection 11.1(a)(ii) of the Loan Agreement is hereby amended by deleting such subsection in its entirety and by substituting the following in lieu thereof:

                      "(ii)    If to the Administrative Agent, to it at:

                               NationsBank, N.A.
                               600 Peachtree Street, N.E.
                               Suite 600
                               Atlanta, Georgia  30308
                               Attn:  Donna W. Friedel
                               Telecopy No.:  (404) 607-4145

                               with a copy to:

                               Powell, Goldstein, Frazer & Murphy LLP
                               191 Peachtree Street, N.E.
                               Sixteenth Floor
                               Atlanta, Georgia  30303
                               Attn:  Douglas S. Gosden
                               Telecopy No.:  (404) 572-6999"

              (b) Subsection 11.1(a)(iii) of the Loan Agreement is hereby amended by deleting the address block for NationsBank of Georgia, N.A. in its entirety and by substituting the following in lieu thereof:

                               "NationsBank, N.A.
                               600 Peachtree Street, N.E.
                               Suite 600
                               Atlanta, Georgia  30308
                               Attn:  Donna W. Friedel
                               Telecopy No.:  (404) 607-4145"

              (c) Section 11.4 of the Loan Agreement, Set-Off, is hereby amended by deleting the existing Section in its entirety and by substituting the following in lieu thereof:

              "Section 11.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, after the Maturity Date

       (whether by acceleration or otherwise), the Banks, the Swing Line Lender and any subsequent holder or holders of the Notes and the Swing Line Note are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by the Banks, the Swing Line Lender or such holder to or for the credit or the account of the Borrower, against and on account of the obligations and liabilities of the Borrower, to the Banks, the Swing Line Lender or such holder under this Agreement, the Notes, the Swing Line Note, and any other Loan Document, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes, the Swing Line Note, or any other Loan Document, irrespective of whether or not (a) the Banks, the Swing Line Lender or the holders of the Notes and the Swing Line Note shall have made any demand hereunder or (b) the Banks and the Swing Line Lender shall have declared the principal of and interest on the Loans, Notes and the Swing Line Note and other amounts due hereunder to be due and payable as permitted by Section 8.2 hereof and although said obligations and liabilities, or any of them, shall be contingent or unmatured. Any sums obtained by any Bank, the Swing Line Lender or by any subsequent holder of the Notes and the Swing Line Note shall be subject to the application of payments provisions of Article 2 hereof. Upon direction by the Administrative Agent, with the consent of the Majority Banks, after the Maturity Date (whether by reason of acceleration or otherwise) each Bank and the Swing Line Lender holding deposits of the Borrower shall exercise its set-off rights as so directed."

              (d) Section 11.5 of the Loan Agreement, Assignment, is hereby amended by adding thereto a new subsection (f) as follows:

              "(f)   No assignment, participation or other transfer of any
       rights under the Swing Line Note shall be effected without the consent of both the Swing Line Lender and the Borrower, which consent shall not be unreasonably withheld."

              (e) Subsection 11.10(a) of the Loan Agreement is hereby amended by deleting the existing subsection 11.10(a) in its entirety and by substituting the following in lieu thereof:

              "(a)   In no event shall the amount of interest due or payable
       hereunder or under the Notes and the Swing Line Note exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or is inadvertently received by any Bank or the Swing Line Lender, then such excess sum shall be returned forthwith to the Borrower; provided, however, that if an Event of Default then exists, such amounts shall be credited to principal of the Obligations. It is the express intent hereof that the Borrower not pay and the Banks and Swing Line Lender not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law."

              (f) Section 11.12 of the Loan Agreement, Amendment and Waiver, is hereby amended by adding thereto at the end of such Section the following sentence:

       "Any amendment to any provision hereunder governing the rights, obligations, or liabilities of the Swing Line Lender may be made only by an instrument in writing signed by the Swing Line Lender and the Borrower."

       8. Amendment to Exhibit B. Exhibit B to the Loan Agreement, Form of Request for Advance, is hereby amended by deleting the existing Exhibit B in its entirety and by substituting the attached Exhibits B-1 and B-2, Form of Revised Request for Advance/ Payment/Interest Rate Conversion and Form of Request for Swing Line Advance/Payment, respectively, in lieu thereof. The parties agree that such forms may be modified from time to time, as applicable, by the Administrative Agent, the Borrower and, if applicable, the Swing Line Lender, so long as the modified forms substantially conform to the requirements set forth in Sections 2.15 and 3.2 of the Loan Agreement, as amended hereby.

       9. No Other Amendment or Waiver. Notwithstanding the agreement of the Administrative Agent and the Banks to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or a course of dealing at variance with the terms of the Loan Agreement (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Banks, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

       10. Representations and Warranties. The Borrower hereby represents and warrants in favor of the each of the Administrative Agent, the Swing Line Lender and each Bank as follows:

              (a) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

              (b) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it; and

              (c) This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications:
(i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower).

       11. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the following:

              (a) the truth and accuracy of the representations and warranties contained in Section 10 hereof;

              (b) receipt by the Swing Line Lender of a duly executed Swing Line Note in the principal amount of $5,000,000, substantially in the form of Exhibit E attached hereto;

              (c) receipt by the Administrative Agent of execution pages to this Amendment from the Majority Banks and the Borrower; and

              (d) receipt by the Administrative Agent of all other documents as the Administrative Agent shall reasonably request.

       12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

       13. Loan Documents. Each reference in the Loan Agreement and in any other Loan Document to the term "Loan Documents" shall hereafter include the Swing Line Note; and each reference in the Loan Agreement and in any other Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby or as the same may hereafter be amended.

       14. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia, without giving effect to any conflict of laws principles.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written, to be effective as of the day and year first above written.


BORROWER:                     IRT PROPERTY COMPANY, a Georgia corporation


                              By:/s/Thomas H. McAuley
                                 ----------------------------------------------

                                     Title:Chief Executive Officer
                                           ------------------------------------

                              Attest:/s/James G. Levy
                                 ----------------------------------------------

                                     Title:Vice President & Treasurer
                                           ------------------------------------


ADMINISTRATIVE AGENT,         NATIONSBANK, N.A. (formerly NationsBank of
SWING LINE LENDER             Georgia, N.A. and NationsBank, N.A. (South)), as
AND BANKS:                    Administrative Agent, Swing Line Lender and a Bank


                              By:/s/Donna W. Friedel
                                 ----------------------------------------------

                                     Title:Senior Vice President
                                           ------------------------------------


                              CORESTATES BANK, N.A., as a Bank


                              By:/s/Glenn Gallagher
                                 ----------------------------------------------

                                     Title:Vice President
                                           ------------------------------------


                              AMSOUTH BANK OF ALABAMA, as a Bank


                              By:/s/Arthur J. Sharbel, III
                                 ----------------------------------------------

                                     Title:Vice President
                                           ------------------------------------

                                                          IRT PROPERTY COMPANY
                                             FIRST AMENDMENT TO LOAN AGREEMENT
                                                              Signature Page 1

                                                 SIGNET BANK\VIRGINIA, as a Bank


                                     By:/s/Eric Lawrence
                                        ---------------------------------------

                                           Title:Senior Vice President
                                                 ------------------------------


                                     SOUTHTRUST BANK OF ALABAMA,
                                     NATIONAL ASSOCIATION, as a Bank


                                     By:/s/Scott Gerlach
                                        ---------------------------------------

                                           Title:Vice President
                                                 ------------------------------











                                                           IRT PROPERTY COMPANY
                                              FIRST AMENDMENT TO LOAN AGREEMENT
                                                               Signature Page 2